UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 30, 2001

GENERAL MAGIC, INC.

(Exact name of registrant as specified in its charter)

DELAWARE		77-0250147

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 NORTH MARY AVENUE, SUNNYVALE, CALIFORNIA 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 774-4000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      On May 30, 2001, General Magic, Inc., the Registrant, issued a press release announcing that David H. Russian has joined the Company as Chief Financial Officer, replacing Rose M. Marcario. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c)	EXHIBITS.

Exhibit No.	Description

99.1	Press release of the Registrant, dated May 30, 2001, announcing that David H. Russian has joined the Company as Chief Financial Officer.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Magic, Inc.

May 31, 2001	By:	/s/ Mary E. Doyle

Mary E. Doyle
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Registrant, dated May 30, 2001, announcing that David H. Russian has joined the Company as Chief Financial Officer.